Exhibit 10.52

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Sales Contract

[Contract No.]: JINKO20100105

[Date]: 2010/01/05

[The Buyer]:

DIE SOLAR

Am Riedbach 1

87499 Wildpoldsried, Germany

[The Seller]:

JINKO SOLAR CO., LTD

1# Jinko Road, Shangrao Economic Development Zone Jiangxi Province, 334100, China

[Tel]: +86-0793-8618833

[Fax]: +86-0793-8461152

The undersigned parties the “seller” and the “buyer” or the “agent/distributor” agreed to conduct transaction according to the terms and conditions stipulated below:

1.	[Goods]:

DESCRIPTION	QTY	UNIT PRICE	AMOUNT (EURO)
175w-185w Mono(72cells)	30MW	CIF Rotterdam EURO****/W	****EURO
TOTAL: SAY IN EURO THIRTY FOUR MILLION TWO HUNDRED THOUSAND ONLY

Note: Material list and the technique parameter and quality warranty see the attachment.

2.	[Payment]: The buyer should pay ****% pre-payment, the pending ****% will be paid by T/T to the seller before the goods arriving to the harbour. In case the seller cannot ship she above goods in **** days, otherwise from **** day, the seller should pay ****% of the respective amount per day.

[Shipment Schedule]:

The two parties negotiate the quantity and specification of requirement for each shipment as stated in proforma invoice; the seller shall arrange the goods to be shipped within **** working days upon the receipt of the prepayment. This 30MW shall be delivered in the year 2010.

3.	[Documents required]

(1)	Full set of clean on board bills of lading;

(2)	Original commercial invoice in triplicate;

(3)	Packing list in triplicate;

**** Confidential material omitted and filed separately with the Commission.

4.	[Packing and delivery]

(1)	[Packing]:

Seaworthy packing: each modules shall contain bar code and serial No. and Jinko label on the back side. Also the two serial no of each carton shall be marked on the side of each carton, so that they can be read when packed on the palet.

(2)	[Loading more or less allowed]: ****%

5.	[Insurance]: To be effected by buyer

6.	Quality, performance, the manufacturer’s warranty of the solar module

(1)	The quality and guarantee are respond by the seller – Jinko Solar Co., Ltd.

(2)	Specification: The specification of solar panel will be indicated in the labels. Power tolerance: ****% to ****%

7.	[General Terms]

(1)	[Quality/Quantity discrepancy]:

In case of quality discrepancy, claim should be filed by the Buyer within **** days after the arrival of the good at port of destination, while for quantity discrepancy, claim should be filed by the Buyer within **** days after the arrival of the goods at port of destination. It is understood that the Seller shall not be liable for any discrepancy of the goods shipped due to causes for which the Insurance Company, Shipping Company, other Transportation Organization /or Post Office are liable.

(2)	[Force Majeure]

The Seller shall not be held responsible for failure or delay in delivery of the entire lot or a portion of the goods under this Sales Contract in consequence of an Force Majeure incidents which might occur. Force Majeure as referred to in this contract means unforeseeable, unavoidable and insurmountable objective conditions.

(3)	[Arbitration]:

Any dispute arising from or in connection with the Sales Contract shall be settled through friendly negotiation. In case no settlement can be reached, the dispute shall be then submitted to china international economic and trade arbitration commission for arbitration in accordance with its rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both parties.

(4)	This Contract is written in Chinese and English, each of which shall be deemed equally authentic. This Contract is in 2 copies and will become effective since being signed/sealed by the parties concerned.

****	Confidential material omitted and filed separately with the Commission.

[The Buyer]: DIE Solar

[Signature/Seal]: /s/ Franz Tobisch

[The Seller]: JINKO SOLAR CO., LTD.

[Signature/Seal]: /s/ Xiande Li

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